UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ___________________________________

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2021 (November 10, 2021)
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 Booz Allen Hamilton Holding Corporation
(Exact name of Registrant as specified in its charter)
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Delaware			001-34972	26-2634160
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive,	McLean,	Virginia		22102
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (703) 902-5000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	BAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01    Regulation FD Disclosure.
Booz Allen Hamilton Holding Corporation (the “Company”) expects to present the attached materials to certain investors on or after November 10, 2021. The materials may be used by the Company in various other presentations to investors. A copy of the materials is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in that filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY:	/s/ Lloyd W. Howell, Jr.
Lloyd W. Howell, Jr.
Executive Vice President, Chief Financial Officer and Treasurer
Date: November 10, 2021